Table of Contents
Letter to Shareholders.................   1
Performance Results....................   3
Performance Perspective................   4
Portfolio Management Review............   5
Portfolio of Investments...............   7
Statement of Assets and Liabilities....  14
Statement of Operations................  15
Statement of Changes in Net Assets.....  16
Financial Highlights...................  17
Notes to Financial Statements..........  20
Independent Auditors' Report...........  27

                        Letter to Shareholders

January 30, 1996

Dear Shareholder,

     For most investors, it would be hard to surpass the success enjoyed during 1995. The stock and bond markets achieved substantial gains, driven by a combination of continuing economic growth and low inflation. The strength of equity and fixed-income securities in 1995 was particularly impressive because it followed a year in which both markets declined. People who remained invested during 1995 generally shared in the growth of the markets, while investors who retreated after 1994's downturn may have missed out on the double-digit returns.

The rebound in the markets last year reinforces the importance of maintaining a long-term perspective for your investments. While the environment for stocks and bonds remains positive, it is unlikely that 1996 will see a repeat of the markets' strong 1995 performance. However, over the long-term, stocks have outperformed virtually all other types of investments, and bonds have met the needs of investors who seek capital preservation and regular income.

[PHOTO]

Dennis J. McDonnell and Don G. Powell

Economic Overview

  The U.S. economy grew throughout 1995, though the rate of growth slowed toward year-end. The gross domestic product (the value of all goods and services produced in the United States) grew at an annual rate of more than 4.2 percent in the third quarter of 1995, but slowed to an estimated 2 to 3 percent in the fourth quarter, with retail and auto sales particularly sluggish. The slower growth rate eased concerns about a rise in inflation and allowed the Federal Reserve Board to lower short-term interest rates by a quarter-percentage point in late December. The reduction in rates during the latter half of 1995 is expected to help generate moderate economic growth in 1996, just as the Fed's raising of short-term rates in 1994 helped slow economic growth in 1995.
  The cut in short-term rates, combined with modest growth forecasts, was viewed by the financial markets as a positive event, pushing up both stock and bond prices. For the year ended December 31, 1995, the Standard & Poor's 500-Stock Index achieved a total return of 37.45 percent. The yield on 10-year Treasury notes was 5.57 percent on December 31, compared to 7.83 percent at the beginning of the year. Because bond prices and yields move in opposite directions, bond prices rose. Many observers expect the Fed to cut rates further if Congress and the President are able to reach an agreement on the federal budget, provided economic conditions justify further easing.
  With a low inflation, low interest rate environment, corporate earnings remained quite strong during the year, helping to push stocks to new highs. The strongest sectors were technology and finance, as these stocks benefited from the impact of the Internet,

1   Continued on page two

telecommunications deregulation and bank mergers. U.S. companies with global operations also did well, aided by a declining U.S. dollar.

Economic Outlook

  Looking ahead, we are cautiously optimistic. We expect the economy to grow at a rate of 2 to 3 percent throughout 1996, with growth stronger in the second half of the year as the full impact of the Fed's rate cuts take effect. Lower rates will have the greatest impact on interest sensitive industries, such as housing. Although inflation appears to be under control, there probably will be some cyclical upward pressure in 1996.
  The current economic conditions are ideal for stocks, especially those of smaller companies, because they tend to be affected less by economic cycles. The outlook for the fixed-income market---including municipal bonds---is positive, too. In the near-term, we believe domestic markets will benefit from a stable U.S. dollar and increased business activity driven in part by a number of recently announced strategic reorganizations of some of the nation's blue chip industry leaders.
  During recent months, debate over tax reform and the federal deficit has dominated the agenda in Washington. Now that we are in a presidential election year, tax reform likely will replace the budget battle as the top issue in Washington. There has been varied speculation about the impact tax reform could have on the economy and on various types of investments. We are following the tax reform debate very closely, and we will keep you updated on this issue throughout the year. See the winter issue of "Your Portfolio" for a detailed discussion of tax reform.
  On the following pages, you can read about your Fund's performance in 1995, as well as the portfolio management team's outlook for the Fund in the coming months. We hope that you will find this information helpful.

Corporate News

  As part of our commitment to helping you achieve your investment goals, Van Kampen American Capital strives to provide shareholders with the best service in the mutual fund industry. That is why we are especially pleased to have received the 1995 Quality Tested Service Seal, which is awarded annually by DALBAR, Inc., an independent research firm. The Seal, which symbolizes the achievement of the highest tier of service in the mutual fund industry, was awarded to American Capital annually from 1990 to 1994 and we are honored that the service provided by Van Kampen American Capital has achieved the same level of excellence.

Sincerely,



Don G. Powell                                  Dennis J. McDonnell
Chairman                                       President
Van Kampen American Capital                    Van Kampen American Capital
Investment Advisory Corp.                      Investment Advisory Corp.

2


              Performance Results for the Period Ended December 31, 1995

             Van Kampen American Capital Pennsylvania Tax Free Income Fund


                                A Shares      B Shares      C Shares
--------------------------------------------------------------------------------
Total Returns

One-year total return
based on NAV<F1>.............     16.62%          15.72%       15.72%
One-year total return<F2>....     11.08%          11.72%       14.72%
Five-year average annual
total return<F2>.............      7.83%            N/A          N/A
Life-of-Fund average annual
total return<F2>.............      8.89%           4.41%        4.65%
Commencement date............   05/01/87        05/01/93     08/13/93


Distribution Rates and Yield

Distribution rate<F3>........      5.10%           4.66%        4.66%
Taxable equivalent
  distribution rate<F4>......      8.20%           7.49%        7.49%
SEC Yield<F5>................      4.52%           3.98%        3.98%

N/A = Not Applicable

<F1> Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

<F2> Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1%
     for C shares).

<F3> Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

<F4> Taxable equivalent calculations reflect a combined federal and state income tax rate of 37.8%, which takes into consideration the deductibility of individual state taxes paid.

<F5> SEC Yield is a standardized calculation prescribed by the Securities and
     Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending December 30, 1995. Had certain expenses of the Fund not been assumed by VKAC, the SEC Yield would have been 4.42%, 3.88% and 3.88% for Classes A, B and C, respectively, and the total returns would have been lower.

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

3

                Putting Your Fund's Performance in Perspective
--------------------------------------------------------------------------------

  As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:


* Illustrate the general market environment in which your investments are being managed

*  Reflect the impact of favorable market trends or difficult market conditions

* Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

  For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Lehman Brothers Municipal Bond Index over time. As a broad-based, unmanaged statistical composite, this index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. Similarly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

[GRAPH]

Growth of a Hypothetical $10,000 Investment
Van Kampen American Capital Pennsylvania Tax Free Income Fund vs.
Lehman Brothers Municipal Bond Index (May 1987 through December 1995)

              Fund         Index
01-May-87   9,526.10     10,000.00
31-May-87   9,672.90      9,950.00
30-Jun-87   9,646.90     10,242.53
31-Jul-87   9,700.60     10,347.00
31-Aug-87   9,788.70     10,370.80
30-Sep-87   9,495.30      9,988.12
31-Oct-87   9,406.10     10,024.08
30-Nov-87   9,758.40     10,285.70
31-Dec-87  10,028.90     10,434.85
31-Jan-88  10,465.50     10,806.33
29-Feb-88  10,613.30     10,920.88
31-Mar-88  10,365.10     10,793.10
30-Apr-88  10,421.80     10,875.13
31-May-88  10,443.10     10,843.59
30-Jun-88  10,623.40     11,001.91
31-Jul-88  10,790.70     11,073.42
31-Aug-88  10,870.80     11,082.28
30-Sep-88  11,105.70     11,282.87
31-Oct-88  11,305.20     11,481.45
30-Nov-88  11,207.80     11,376.96
31-Dec-88  11,486.90     11,493.01
31-Jan-89  11,653.50     11,730.92
28-Feb-89  11,592.20     11,597.18
31-Mar-89  11,553.50     11,569.35
30-Apr-89  11,776.30     11,844.70
31-May-89  12,085.80     12,089.89
30-Jun-89  12,256.40     12,254.31
31-Jul-89  12,389.10     12,420.97
31-Aug-89  12,302.20     12,299.24
29-Sep-89  12,254.00     12,262.34
31-Oct-89  12,380.90     12,413.17
30-Nov-89  12,557.10     12,630.40
29-Dec-89  12,731.80     12,733.97
31-Jan-90  12,707.40     12,674.12
28-Feb-90  12,837.90     12,786.92
30-Mar-90  12,878.90     12,790.76
30-Apr-90  12,722.10     12,698.66
31-May-90  12,929.50     12,975.49
30-Jun-90  13,021.30     13,089.68
31-Jul-90  13,239.60     13,282.10
31-Aug-90  13,028.40     13,089.51
28-Sep-90  13,062.40     13,097.36
31-Oct-90  13,207.60     13,335.73
30-Nov-90  13,482.60     13,603.78
31-Dec-90  13,664.10     13,662.28
31-Jan-91  13,811.90     13,845.35
28-Feb-91  13,995.40     13,965.80
28-Mar-91  13,977.80     13,969.99
30-Apr-91  14,136.80     14,157.19
31-May-91  14,323.60     14,283.19
28-Jun-91  14,225.30     14,268.91
31-Jul-91  14,396.10     14,442.99
30-Aug-91  14,640.20     14,633.64
30-Sep-91  14,831.20     14,823.87
31-Oct-91  14,950.10     14,957.29
30-Nov-91  15,023.60     14,999.17
31-Dec-91  15,254.70     15,321.65
31-Jan-92  15,413.20     15,356.89
29-Feb-92  15,460.00     15,361.50
31-Mar-92  15,497.70     15,367.64
30-Apr-92  15,639.70     15,504.41
31-May-92  15,839.70     15,687.37
30-Jun-92  16,060.00     15,950.91
31-Jul-92  16,618.50     16,429.44
31-Aug-92  16,347.60     16,270.08
30-Sep-92  16,444.90     16,375.83
30-Oct-92  16,210.10     16,215.35
30-Nov-92  16,550.80     16,505.60
31-Dec-92  16,794.50     16,673.96
31-Jan-93  17,009.70     16,867.38
26-Feb-93  17,735.40     17,477.98
31-Mar-93  17,440.80     17,292.71
30-Apr-93  17,699.60     17,467.37
31-May-93  17,817.60     17,565.18
30-Jun-93  18,180.70     17,858.52
31-Jul-93  18,115.80     17,881.74
31-Aug-93  18,564.70     18,253.68
30-Sep-93  18,816.90     18,461.77
29-Oct-93  18,841.80     18,496.85
30-Nov-93  18,595.60     18,334.08
31-Dec-93  19,019.20     18,720.93
31-Jan-94  19,262.40     18,934.34
28-Feb-94  18,734.50     18,443.94
31-Mar-94  17,853.60     17,693.28
30-Apr-94  17,961.50     17,843.67
31-May-94  18,166.50     17,998.91
30-Jun-94  18,059.80     17,889.12
31-Jul-94  18,405.50     18,216.49
31-Aug-94  18,459.10     18,280.24
30-Sep-94  18,195.80     18,011.52
31-Oct-94  17,843.40     17,690.92
30-Nov-94  17,467.20     17,370.71
30-Dec-94  17,932.40     17,752.87
31-Jan-95  18,455.60     18,260.60
28-Feb-95  19,014.90     18,791.98
31-Mar-95  19,171.60     19,008.09
28-Apr-95  19,125.40     19,030.90
31-May-95  19,635.90     19,637.99
30-Jun-95  19,372.30     19,467.14
31-Jul-95  19,520.50     19,652.08
31-Aug-95  19,796.20     19,901.66
30-Sep-95  19,853.10     20,027.04
31-Oct-95  20,212.60     20,317.43
30-Nov-95  20,679.00     20,654.70
31-Dec-95  20,912.80     20,852.98

Fund's Total Return
1 Year Avg. Annual    = 11.08%
5 Year Avg. Annual    =  7.83%
Inception Avg. Annual =  8.89%

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions for the period ended December 31, 1995, and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

4

                          Portfolio Management Review

      Van Kampen American Capital Pennsylvania Tax Free Income Fund

We recently spoke with the management team of the Van Kampen American Capital Pennsylvania Tax Free Income Fund about the key events and economic forces which shaped the markets during the past fiscal year. The team includes Dennis Pietrzak, portfolio manager, and Peter W. Hegel, executive vice president for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the twelve-month period ended December 31, 1995.

Q What were some of the important events or market conditions which had an impact on the Fund's performance during 1995?

A The bond market in general was quite strong in 1995, and municipal securities, of course, participated in the year's rally. Clearly, the environment for investing in fixed-income securities was extremely favorable across the board.
         Inflation continued to remain in check, with rates hovering around the 2 percent range, while the economy grew at a fairly steady but modest pace. As a result, the Federal Reserve Board lowered its key lending rate (the fed funds rate) by one-quarter percentage point in July of 1995 and again, by one-quarter of a percentage point, in December. Naturally, bond prices were driven higher as rates trended downward over the course of the year (bond prices go up when rates go down, and vice versa).
        Another factor that had been priced into the municipal market late in the year was the expectation that a federal budget agreement was inevitable. The market anticipated a positive budget compromise, and reacted accordingly. Even though the possibility of tax reform weighed on the market to some extent, the belief that progress on the federal budget deficit would be made helped to bolster municipal bonds, especially at the longer end of the maturity spectrum.

Q What were some of the challenges you faced in managing the Fund, and how was it positioned to take advantage of 1995 market conditions?


A The Pennsylvania municipal market is a relatively robust market. The state has a number of large metropolitan areas, fostering a diverse, active mix of economic activity. This activity triggers an ongoing need for infrastructure, support facilities and government services which are funded by the issuance of municipal securities.

[PIE CHART]

Portfolio Composition as of December 31, 1995

Health Care                         28.2%
Other*                              21.3%
Water / Sewer                       10.4%
Industrial Revenue                   9.8%
Public Education                     7.3%
Public Building                      7.0%
General Purpose                      6.7%
Single Family Housing                4.9%
Retail Electric / Gas / Telephone    4.4%

*Other consists of 8 sectors each less than 4%

5

         We were able to take advantage of Pennsylvania's vast array of investment choices by maintaining the Fund's portfolio, and investing the majority of assets in investment-grade securities. In fact, as of December 31, 1995, 49.1 percent of the Fund's holdings are in Pennsylvania securities rated AAA by Standard & Poor's Ratings Group.
         With such a diverse market offering an array of investment opportunities, we continued to rely on our strong internal credit research team to help us identify Pennsylvania securities offering the greatest relative value. We feel the health care industry continues to remain a good investment, and as of December 31, 1995, the Fund holds a significant portion of its assets in the health care industry (28.2 percent).

Q   How well did the Fund perform under these conditions?

A We had a good year, providing Class A shares with a total return at net asset value of 16.62 percent<F1> over the twelve months ended
    December 31, 1995.
         The Fund continues to provide an attractive level of tax-exempt income, with a Class A share distribution rate of 5.10 percent<F3> as of December 31, 1995. Since income from the Fund is exempt from federal and state income taxes, it is important to compare the Fund's distribution rate to an equivalent taxable rate. For example, for Pennsylvania residents in a combined marginal tax bracket of 37.8 percent, the Fund's Class A share distribution rate represents a yield equivalent to a taxable investment earning 8.20 percent.<F4> At the same time, the Fund's Class A share net asset value closed the fiscal year at $17.74 per share, up from $16.08 per share at the beginning of the year.
         In comparison, the total return of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged index, was 17.46 percent for the twelve months through December 31, 1995. During the same period, the category average for all Pennsylvania municipal bond funds tracked by Lipper Analytical Services was 17.15 percent.

Q   What is your outlook for the Fund and the market in the months ahead?

A We're confident that the investment environment will remain positive for fixed-income securities in the near term. Inflation appears to be under control and the economy shows no signs of overheating.
         We anticipate the Fed will continue its accommodative monetary policy and reduce the fed funds rate further during the first half of 1996. Based on the historically high level of real interest rates (market rates less the inflation rate), there seems to be room for short-term interest rates to trend lower, which is a good sign for long-term rates as well.
         We expect the supply of new municipal issues to follow the trend of 1995, and remain somewhat low in 1996. However, refunding activity should be high as the lower interest rate environment makes it more attractive for municipalities to retire their higher-yielding outstanding issues.
         In general, conditions appear positive for the continuation of a favorable environment in which to invest in fixed-income securities.


Peter W. Hegel                               Dennis Pietrzak
Executive Vice President                     Portfolio Manager
Fixed Income Investments

6  Please see footnotes on page three


                                        Portfolio of Investments
                                          December 31, 1995
---------------------------------------------------------------------------------------------------
Par
Amount                                                                                     Market
(000)    Description                                               Coupon    Maturity       Value
---------------------------------------------------------------------------------------------------
         Municipal Bonds
         Pennsylvania   95.4%

$ 3,500  Allegheny Cnty, PA Arpt Rev Gtr Pittsburgh Intl Arpt
         Ser B (FSA Insd) .......................................    6.625%  01/01/22  $  3,761,695
    500  Allegheny Cnty, PA Arpt Rev Gtr Pittsburgh Intl Arpt
         Ser C (MBIA Insd) ......................................    8.250   01/01/16       545,275
  1,000  Allegheny Cnty, PA Arpt Rev Gtr Pittsburgh Intl Arpt
         Ser C (FSA Insd) .......................................    5.625   01/01/23       997,240
  1,625  Allegheny Cnty, PA C-34 Conv Cap Apprec <F2> ...........  0/8.625   02/15/04     1,738,474
    265  Allegheny Cnty, PA Hosp Dev Auth Rev ...................    7.375   04/01/15       272,078
  2,500  Allegheny Cnty, PA Hosp Dev Auth Rev Hlth Cent
         Presbyterian Univ Ser A (MBIA Insd) ....................    6.000   11/01/12     2,591,125
  2,500  Allegheny Cnty, PA Hosp Dev Auth Rev Hlth Cent
         Presbyterian Univ Ser A (MBIA Insd) ....................    6.250   11/01/23     2,629,425
  2,140  Allegheny Cnty, PA Hosp Dev Auth Rev Hlth Fac Allegheny
         Vly Sch ................................................    7.750   02/01/15     2,228,639
    990  Allegheny Cnty, PA Indl Dev Auth Med Cent Rev
         Presbyterian Med Cent Rfdg (FHA Gtd) ...................    6.750   02/01/26     1,045,658
  2,500  Allegheny Cnty, PA Indl Dev Auth Rev Environmental Impt
         Ser A Rfdg .............................................    6.700   12/01/20     2,606,450
  3,000  Allegheny Cnty, PA Residential Fin Auth Mtg Rev 1983
         Ser B ..................................................        *   10/01/15       369,960
  2,000  Allegheny Cnty, PA Residential Fin Auth Mtg Rev Single
         Family Ser Z (GNMA Collateralized) .....................    6.875   05/01/26     2,110,020
  2,380  Allegheny Cnty, PA San Auth Swr Rev (FGIC Insd) ........        *   12/01/10     1,096,728
  1,365  Allegheny Cnty, PA San Auth Swr Rev (FGIC Insd) ........        *   12/01/11       592,574
  2,350  Allegheny Cnty, PA San Auth Swr Rev (FGIC Insd) ........        *   12/01/13       914,667
  2,835  Allegheny Cnty, PA San Auth Swr Rev (FGIC Insd) ........        *   12/01/14     1,045,860
  1,250  Allegheny County, PA Hosp Dev Auth Rev Magee Womens
         Hosp (FGIC Insd) .......................................    5.625   10/01/20     1,259,212
  2,500  Allentown, PA Area Hosp Auth Rev Sacred Heart Hosp Ser
         A Rfdg .................................................    6.750   11/15/14     2,557,575
  2,060  Allentown, PA Area Hosp Auth Rev Sacred Heart Hosp Ser B    6.750   11/15/15     2,092,404
  2,000  Beaver Cnty, PA Hosp Auth Rev Med Cent Beaver, PA Inc
         Ser A (AMBAC Insd) .....................................    6.250   07/01/22     2,126,620
  1,000  Beaver Cnty, PA Indl Dev Auth Environmental Impt Rev PA
         Pwr Co Proj A Rfdg (FSA Insd) ..........................    5.400   10/01/13     1,015,450
  4,500  Beaver Cnty, PA Indl Dev Auth Pollutn Ctl Rev OH Edison
         Proj Ser A Rfdg ........................................    7.750   09/01/24     4,823,370
  6,000  Berks Cnty, PA (Inverse Fltg) (FGIC Insd) ..............    8.270   11/10/20     7,417,500
  3,300  Berks Cnty, PA Muni Auth College Rev Albright College
         (Cap Guar Insd) ........................................    5.250   10/01/13     3,311,187

7 See Notes to Financial Statements


                                     Portfolio of Investments  (Continued)
                                          December 31, 1995
---------------------------------------------------------------------------------------------------
Par
Amount                                                                                     Market
(000)    Description                                               Coupon    Maturity       Value
---------------------------------------------------------------------------------------------------
          Pennsylvania (Continued)

$  2,000  Berks Cnty, PA Muni Auth Rev Highlands at Wyomissing
          Proj B .................................................   6.875%  10/01/17  $  2,166,680
   1,500  Bradford Cnty, PA Indl Dev Auth Solid Waste Disposal
          Rev Intl Paper Co Proj A ...............................   6.600   03/01/19     1,588,635
   4,000  Bradford County, PA Indl Dev Auth Solid Waste Disp Rev
          Ser B ..................................................   5.900   12/01/19     4,006,560
   2,600  Bristol Twp, PA Sch Dist Ser A (MBIA Insd) .............   5.250   02/15/12     2,619,500
     500  Bucks Cnty, PA Wtr & Swr Auth Rev Neshaminy Interceptor
          Sys (Prerefunded @ 12/01/98) (FGIC Insd)................   7.500   12/01/13       548,515
   1,650  Butler Cnty, PA Indl Dev Auth First Mtg Rev Sherwood
          Oaks Proj Ser A Rfdg (Crossover Rfdg @ 06/01/96) .......   8.750   06/01/16     1,716,165
   1,000  Cambria Cnty, PA Hosp Dev Auth Hosp Rev Conemaugh Vly
          Mem Hosp Ser B Rfdg (Prerefunded @ 07/01/98) ...........   8.875   07/01/18     1,131,950
   1,000  Cambria Cnty, PA Indl Dev Auth Pollutn Ctl Rev
          Bethlehem Steel Corp Proj Rfdg .........................   7.500   09/01/15     1,054,700
   1,000  Cambria Cnty, PA Indl Dev Auth Res Recovery Rev Cambria
          Cogen Proj Ser F .......................................   7.750   09/01/19     1,070,730
   2,000  Cambria County, PA Indl Dev Auth Pollutn Ctl Rev
          PA Elec Co Proj Ser B Rfdg (MBIA Insd) .................   6.050   11/01/25     2,077,840
     835  Canon McMillan Sch Dist PA (AMBAC Insd) ................       *   02/01/13       340,989
     575  Canon McMillan Sch Dist PA (AMBAC Insd) ................       *   02/01/14       221,651
   1,000  Canon McMillan Sch Dist PA (AMBAC Insd) ................       *   02/01/15       365,690
   1,000  Chester Cnty, PA Hlth & Edl Fac Auth Hlth Sys Rev
          Registered Fixed Airs (AMBAC Insd) .....................   5.650   05/15/20     1,003,030
      90  Chester Cnty, PA Hosp Auth Rev Brandywine Hosp .........   7.000   07/01/10        93,484
     760  Chichester Sch Dist PA Ser 1989 (MBIA Insd) ............       *   06/01/01       597,573
     860  Chichester Sch Dist PA Ser 1989 (MBIA Insd) ............       *   06/01/02       644,071
   1,130  Clearfield Cnty, PA Indl Dev Auth Coml Dev Rev First
          Mtg Kmart Corp Ser A Rfdg ..............................   7.200   07/01/07     1,050,019
   2,230  Cumberland Cnty, PA Muni Auth Rev First Mtg Carlisle
          Hosp & Hlth ............................................   6.800   11/15/23     2,243,380
   2,000  Delaware Cnty, PA Auth Hosp Rev Cmnty Hosp Crozer
          Chester Mem Hosp .......................................   6.000   12/15/20     1,898,500
   2,000  Delaware Cnty, PA Auth Hosp Rev Crozer Chester Med Cent
          Ser A, B & C (Prerefunded @ 12/15/00) (MBIA Insd) ......   7.500   12/15/20     2,330,200
   3,000  Delaware Cnty, PA Auth Hosp Rev Crozer Chester Med Cent
          (MBIA Insd) ............................................   5.300   12/15/20     2,940,930
   3,000  Delaware Cnty, PA Auth Hosp Rev Delaware Cnty Mem Hosp
          Rfdg (MBIA Insd) .......................................   5.500   08/15/19     2,997,810
   2,475  Delaware Cnty, PA Auth Rev Elwyn Inc Proj ..............   8.350   06/01/15     2,767,669

8  See Notes to Financial Statements


                                     Portfolio of Investments  (Continued)
                                          December 31, 1995
---------------------------------------------------------------------------------------------------
Par
Amount                                                                                     Market
(000)    Description                                               Coupon    Maturity       Value
---------------------------------------------------------------------------------------------------
          Pennsylvania (Continued)

$  1,500  Delaware Cnty, PA Auth Rev First Mtg Riddle Village Proj.   9.250%  06/01/22  $  1,664,175
   1,900  Delaware Cnty, PA Rfdg ..................................   6.000   11/15/22     1,953,105
   2,000  Erie Cnty, PA Hosp Auth Rev Saint Vincent Hlth Cent Proj
          Ser A (MBIA Insd) .......................................   6.375   07/01/22     2,137,920
   2,130  Erie, PA Sch Dist Ser C (Cap Guar Insd) .................       *   09/01/09     1,054,350
   2,140  Greene Cnty, PA Unlimited Tax (Prerefunded @ 08/01/00)...   8.500   08/01/10     2,513,494
   1,045  Harrisburg, PA Wtr & Swr Auth Swr Rev Second Ser Rfdg
          (FGIC Insd) .............................................       *   10/15/08       549,325
   1,840  Hollidaysburg, PA Area Sch Dist (MBIA Insd) .............       *   10/15/11       804,135
   1,840  Hollidaysburg, PA Area Sch Dist (MBIA Insd) .............       *   10/15/12       763,085
   1,840  Hollidaysburg, PA Area Sch Dist (MBIA Insd) .............       *   10/15/13       721,501
   1,840  Hollidaysburg, PA Area Sch Dist (MBIA Insd) .............       *   10/15/14       683,394
   1,000  Hollidaysburg, PA Area Sch Dist (MBIA Insd) .............       *   10/15/15       349,970
   1,840  Hollidaysburg, PA Area Sch Dist (MBIA Insd) .............       *   10/15/16       604,532
   1,260  Lackawanna Cnty, PA Multi-Purp Stadium Auth Stadium Rev
          Gtd (Prerefunded @ 08/15/98) ............................   8.625   08/15/07     1,424,695
   1,000  Lancaster Cnty, PA Solid Waste Mgmt Auth Res Recovery
          Sys Rev Ser A ...........................................   8.375   12/15/04     1,076,320
   2,000  Lancaster Cnty, PA Solid Waste Mgmt Auth Res Recovery
          Sys Rev Ser A ...........................................   8.500   12/15/10     2,165,500
   4,100  Lehigh Cnty, PA Genl Purp Auth Rev Muhlenberg Hosp Ser A
          Rfdg ....................................................   8.100   07/15/10     4,470,517
   1,000  Lehigh Cnty, PA Indl Dev Auth Pollutn Ctl Rev PA Pwr &
          Lt Co Proj Ser A Rfdg (MBIA Insd) .......................   6.400   11/01/21     1,075,420
   1,000  Luzerne Cnty, PA Ser A (FGIC Insd) ......................   5.350   11/15/20       988,950
   2,000  Lycoming Cnty, PA Auth Hosp Lease Rev Divine Providence
          Sisters Ser A ...........................................   6.500   07/01/22     2,047,000
   2,500  Lycoming Cnty, PA Auth Hosp Lease Rev Divine Providence
          Sisters Ser A (Prerefunded @ 07/01/00) ..................   7.750   07/01/16     2,874,475
     400  Lycoming Cnty, PA Auth Hosp Lease Rev Williamsport Hosp
          Ser B (AMBAC Insd) ......................................   7.000   11/01/15       419,320
   5,000  Lycoming Cnty, PA Auth Hosp Rev Divine Providence Hosp
          Rfdg (Connie Lee Insd) ..................................   5.250   11/15/15     4,840,900
   1,000  McKean Cnty, PA Hosp Auth Hosp Rev Bradford Hosp Proj
          (Crossover Rfdg @ 10/01/00) .............................   8.875   10/01/20     1,201,500
     750  McKeesport, PA Indl Dev Auth Rev The Kroger Corp
          Allegheny Cnty Rfdg .....................................   8.650   06/01/11       848,317
   1,750  Meadville, PA Area Wtr Auth Wtr Rev Rfdg (FSA Insd) .....   5.350   07/01/22     1,738,975
   3,000  Monroeville, PA Hosp Auth Hosp Rev Forbes Hlth Sys Rfdg..   6.250   10/01/15     3,029,490

9   See Notes to Financial Statements


                                     Portfolio of Investments  (Continued)
                                          December 31, 1995
---------------------------------------------------------------------------------------------------
Par
Amount                                                                                     Market
(000)    Description                                               Coupon    Maturity       Value
---------------------------------------------------------------------------------------------------
         Pennsylvania (Continued)

$   500  Montgomery Cnty, PA Higher Edl & Hlth Auth Hosp Rev
         Suburban Genl Hosp Bonds (AMBAC Insd) ................     7.250%    05/01/16  $   529,780
    415  Montgomery Cnty, PA Higher Edl & Hlth Auth Nursing
         Home Rev Delco Sys Svcs Proj A .......................     9.875     11/01/18      421,590
  2,500  Montgomery Cnty, PA Indl Dev Auth Rev Pollutn Ctl
         Philadelphia Elec Co Ser A Rfdg ......................     7.600     04/01/21    2,742,825
  3,000  Montgomery Cnty, PA Indl Dev Auth Rev Res Recovery....     7.500     01/01/12    3,290,190
  1,000  North Penn, PA Wtr Auth Wtr Rev (FGIC Insd) ..........     6.875     11/01/19    1,185,550
  1,500  North Penn, PA Wtr Auth Wtr Rev (FGIC Insd) ..........     6.200     11/01/22    1,585,065
  1,000  Northampton Cnty, PA Indl Dev Auth Rev Moravian Hall
         Square Proj Rfdg .....................................     7.450     06/01/14    1,087,740
  2,500  Northampton Cnty, PA Indl Dev Auth Rev Pollutn Ctl
         Bethlehem Steel Rfdg .................................     7.550     06/01/17    2,655,450
  1,000  Northeastern PA Hosp & Edl Auth College Rev Gtd
         Luzerne Cnty Cmnty College (AMBAC Insd) ..............     6.625     08/15/15    1,122,920
  2,362  Oil City, PA Towne Tower Proj ........................     6.750     05/01/20    2,531,342
  2,000  Pennsylvania Econ Dev Fin Auth Exempt Fac Rev
         Macmillan Ltd Partnership Proj .......................     7.600     12/01/20    2,249,140
  3,000  Pennsylvania Econ Dev Fin Auth Recycling Rev
         Ponderosa Fibres Proj Ser A ..........................     9.250     01/01/22    3,132,600
  1,500  Pennsylvania Econ Dev Fin Auth Res Recovery Rev
         Colver Proj Ser D ....................................     7.050     12/01/10    1,617,285
  2,700  Pennsylvania Econ Dev Fin Auth Res Recovery Rev
         Northampton Generating Ser A .........................     6.600     01/01/19    2,707,830
  4,000  Pennsylvania Hsg Fin Agy (Inverse Fltg) ..............     9.534     10/03/23    4,450,000
  1,000  Pennsylvania Hsg Fin Agy Rental Hsg Rfdg (FNMA
         Collateralized) ......................................     6.500     07/01/23    1,031,580
  1,000  Pennsylvania Hsg Fin Agy Single Family Mtg Ser 40 ....     6.900     04/01/25    1,055,520
  2,500  Pennsylvania Hsg Fin Agy Single Family Mtg Ser 42 ....     6.850     04/01/25    2,633,900
    850  Pennsylvania Infrastructure Invt Auth Rev Pennvest
         Subser B .............................................     6.800     09/01/10      954,499
  2,000  Pennsylvania Intergvtl Coop Auth Spl Tax Rev City of
         Philadelphia Funding Pgm (MBIA Insd) .................     5.600     06/15/15    2,010,220
  1,500  Pennsylvania Intergvtl Coop Auth Spl Tax Rev City of
         Philadelphia Funding Pgm (MBIA Insd) .................     5.625     06/15/23    1,509,945
  4,000  Pennsylvania St Ctfs Partn (FSA Insd) ................     6.250     05/01/16    4,250,040
  2,000  Pennsylvania St Higher Edl Assistance Agy Student Ln
         Rev Rfdg (Inverse Fltg) (AMBAC Insd) .................     9.533     09/01/26    2,292,500
  2,500  Pennsylvania St Higher Edl Assistance Agy Student Ln
         Rev Ser B (Inverse Fltg) (MBIA Insd) .................    10.515     03/01/20    2,934,375

10  See Notes to Financial Statements


                                     Portfolio of Investments  (Continued)
                                          December 31, 1995
---------------------------------------------------------------------------------------------------
Par
Amount                                                                                     Market
(000)    Description                                               Coupon    Maturity       Value
---------------------------------------------------------------------------------------------------
          Pennsylvania (Continued)

$  4,000  Pennsylvania St Higher Edl Assistance Agy Student Ln Rev
          Ser C (AMBAC Insd) ......................................   6.400%  03/01/22  $  4,212,880
      60  Pennsylvania St Higher Edl Fac Auth College & Univ Rev
          Drexel Univ First Ser (MBIA Insd) .......................   7.700   05/01/12        61,999
     105  Pennsylvania St Higher Edl Fac Auth College & Univ Rev
          Trustees Univ Ser A .....................................   6.625   01/01/17       107,164
   2,500  Pennsylvania St Higher Edl Fac Auth Rev Drexel Univ Rfdg.   6.375   05/01/17     2,601,375
   1,000  Pennsylvania St Higher Edl Fac Auth Rev Med College PA
          Ser A ...................................................   8.375   03/01/11     1,092,630
     650  Pennsylvania St Higher Edl Fac Auth Rev Med College PA
          Ser A ...................................................   7.500   03/01/14       677,794
   2,500  Pennsylvania St Tpk Comm Tpk Rev Ser P (AMBAC Insd) .....   5.750   12/01/12     2,601,575
   1,250  Philadelphia, PA Auth for Indl Dev Coml Dev Philadelphia
          Arpt Rev Rfdg ...........................................   7.750   12/01/17     1,309,950
   2,000  Philadelphia, PA Auth for Indl Dev Rev Long Term Care....   8.000   01/01/24     2,156,240
   3,000  Philadelphia, PA Gas Wks Rev Fourteenth Ser (FSA Insd)...   6.250   07/01/08     3,253,050
     250  Philadelphia, PA Hosp & Higher Edl Fac Auth Hosp Rev
          Albert Einstein Med Cent ................................   7.000   10/01/21       266,488
   2,800  Philadelphia, PA Hosp & Higher Edl Fac Auth Hosp Rev
          Chestnut Hill Hosp ......................................   6.500   11/15/22     2,897,944
   2,000  Philadelphia, PA Hosp & Higher Edl Fac Auth Hosp Rev
          Frankford Hosp Ser A ....................................   6.000   06/01/14     1,985,580
   4,500  Philadelphia, PA Hosp & Higher Edl Fac Auth Hosp Rev
          Frankford Hosp Ser A ....................................   6.000   06/01/23     4,443,120
   4,000  Philadelphia, PA Hosp & Higher Edl Fac Auth Hosp Rev
          Friends Hosp ............................................   6.200   05/01/11     4,036,240
   4,000  Philadelphia, PA Hosp & Higher Edl Fac Auth Hosp Rev
          Temple Univ Hosp Ser A ..................................   6.625   11/15/23     4,170,320
   1,500  Philadelphia, PA Muni Auth Rev Muni Svcs Bldg Lease Cap
          Apprec (Cap Guar Insd) ..................................       *   03/15/08       815,940
   3,750  Philadelphia, PA Muni Auth Rev Muni Svcs Bldg Lease Cap
          Apprec (Cap Guar Insd) ..................................       *   03/15/11     1,689,750
   3,775  Philadelphia, PA Muni Auth Rev Muni Svcs Bldg Lease Cap
          Apprec (Cap Guar Insd) ..................................       *   03/15/12     1,614,152
   4,500  Philadelphia, PA Muni Auth Rev Muni Svcs Bldg Lease Cap
          Apprec (Cap Guar Insd) ..................................       *   03/15/13     1,824,705
   2,155  Philadelphia, PA Muni Auth Rev Rfdg (Prerefunded @
          04/01/00) (FGIC Insd) ...................................   7.800   04/01/18     2,463,273
     220  Philadelphia, PA Muni Auth Rev Rfdg (Prerefunded @
          04/01/98) (FGIC Insd) ...................................   7.800   04/01/18       241,965

11  See Notes to Financial Statements


                                     Portfolio of Investments  (Continued)
                                          December 31, 1995
---------------------------------------------------------------------------------------------------
Par
Amount                                                                                     Market
(000)    Description                                               Coupon    Maturity       Value
---------------------------------------------------------------------------------------------------
          Pennsylvania (Continued)

$  1,500  Philadelphia, PA Sch Dist Ser B (AMBAC Insd) ...........   5.500%  09/01/25  $  1,500,510
   1,800  Philadelphia, PA Wtr & Swr Rev Sixteenth Ser
          (Prerefunded @ 08/01/01) ...............................   7.500   08/01/10     2,117,664
   2,000  Philadelphia, PA Wtr & Wastewtr Rev Reg Fixed Airs
          (FGIC Insd) ............................................   5.650   06/15/12     2,021,800
   2,000  Philadelphia, PA Wtr & Wastewtr Rev Rfdg (MBIA Insd)....   5.625   06/15/08     2,110,100
   1,425  Pittsburgh, PA Sch Dist Ser B (AMBAC Insd) .............       *   08/01/08       758,242
   4,070  Pittsburgh, PA Sch Dist Ser B (AMBAC Insd) .............       *   08/01/09     2,036,750
      50  Pittsburgh, PA Urban Redev Auth Mtg Rev Ser A ..........   8.750   10/01/19        53,101
   1,470  Pittsburgh, PA Urban Redev Auth Mtg Rev Ser C-1 ........   6.800   10/01/25     1,530,167
     960  Pittsburgh, PA Urban Redev Auth Single Family Mtg Rev
          Ser A (GNMA Collateralized) ............................   8.000   12/01/20     1,027,747
   2,000  Pittsburgh, PA Wtr & Swr Auth Wtr & Swr Sys Rev Ser A
          Rfdg (FGIC Insd) .......................................       *   09/01/06     1,206,540
   1,000  Pittsburgh, PA Wtr & Swr Auth Wtr & Swr Sys Rev Ser A
          Rfdg (FGIC Insd) .......................................       *   09/01/07       567,690
   1,500  Pittsburgh, PA Wtr & Swr Auth Wtr & Swr Sys Rev Ser A
          Rfdg (FGIC Insd) .......................................       *   09/01/08       800,250
   2,485  Pittsburgh, PA Wtr & Swr Auth Wtr & Swr Sys Rev Ser B
          (FSA Insd) .............................................   5.700   09/01/20     2,517,032
   1,000  Pittsburgh, PA Wtr & Swr Auth Wtr & Swr Sys Rev Ser B
          (FSA Insd) .............................................   5.750   09/01/25     1,018,100
   1,500  Ridley Park, PA Hosp Auth Rev Taylor Hosp Ser A ........   6.125   12/01/20     1,392,660
     250  Scranton-Lackawanna, PA Hlth & Welfare Auth Rev Cmnty
          Med Cent Proj (BIGI Insd) ..............................   7.875   07/01/10       275,793
   3,500  Seneca Vly, PA Sch Dist Ser A (FGIC Insd) ..............   5.500   07/01/14     3,514,210
   2,650  Sharon, PA Regl Hlth Sys Auth Hosp Rev Sharon Regl Hlth
          Sys Proj A Rfdg ........................................   6.875   12/01/09     2,823,310
     355  Somerset Cnty, PA Indl Dev Auth Coml Dev Rev First Mtg
          Kmart Corp Ser A Rfdg ..................................   7.200   04/01/07       330,146
   2,180  State Pub Sch Bldg Auth PA Sch Rev Burgettstown Sch
          Dist Ser D (MBIA Insd) .................................   6.500   02/01/14     2,410,513
   1,035  Unity Twp, PA Muni Auth Gtd Swr Cap Apprec (AMBAC Insd).       *   11/01/17       320,540
   1,035  Unity Twp, PA Muni Auth Gtd Swr Cap Apprec (AMBAC Insd).       *   11/01/18       301,226
   1,875  Unity Twp, PA Muni Auth Gtd Swr Cap Apprec (AMBAC Insd).       *   11/01/20       488,381
   2,725  Upper Merion, PA Muni Util Auth Swr Rev Gtd ............   6.000   08/15/16     2,875,556
   1,500  Washington Cnty, PA Auth Lease Rev Muni Fac Pool Cap
          Ser C Subser C-1D (Prerefunded @ 06/15/00) (AMBAC Insd).   7.450   12/15/18     1,737,135


12  See Notes to Financial Statements


                                     Portfolio of Investments  (Continued)
                                          December 31, 1995
---------------------------------------------------------------------------------------------------
Par
Amount                                                                                     Market
(000)    Description                                               Coupon    Maturity       Value
---------------------------------------------------------------------------------------------------
          Pennsylvania (Continued)

$  1,000  Wayne Cnty, PA Hosp & Hlth Fac Auth Cnty Gtd Hosp Rev
          Wayne Mem Hosp Rfdg (MBIA Insd) ........................   5.375%  07/01/12  $   1,006,130
   2,935  West Shore, PA Area Auth Hlth Cent Rev United Methodist
          Homes Aging Inc (Prerefunded @ 06/01/01)................   7.400   06/01/16      3,418,923
     410  West View, PA Muni Auth Wtr Rev (FGIC Insd) ............   7.500   11/15/17        415,916
     350  Westmoreland Cnty, PA Indl Dev Auth Rev Citizens Genl
          Hosp Proj A Rfdg .......................................   8.250   07/01/13        371,588
                                                                                       -------------
                                                                                         264,079,562
                                                                                       -------------

          Guam   1.0%

   2,750  Guam Govt Ser A ........................................   5.750   09/01/04      2,774,035
                                                                                       -------------
          Puerto Rico   1.9%

     205  Puerto Rico Comwlth Pub Impt Rfdg ......................   7.125   07/01/02        216,213
   1,445  Puerto Rico Elec Pwr Auth Pwr Rev Ser Z Rfdg ...........   5.500   07/01/13      1,463,438
   1,720  Puerto Rico Elec Pwr Auth Pwr Rev Ser Z Rfdg ...........   5.500   07/01/14      1,734,586
   2,000  Puerto Rico Elec Pwr Auth Pwr Rev Ser Z Rfdg ...........   5.500   07/01/16      1,991,480
                                                                                       -------------
                                                                                           5,405,717
                                                                                       -------------

Total Long-Term Investments 98.3%
   (Cost $248,677,085) <F1>..........................................................    272,259,314

Short-Term Investments at Amortized Cost  0.7%.......................................      1,800,000

Other Assets in Excess of Liabilities  1.0%..........................................      2,810,586
                                                                                       -------------
Net Assets  100%....................................................................  $  276,869,900
                                                                                      ==============

*Zero coupon bond

<F1>  At December 31, 1995, cost for federal income tax purposes is $248,677,085;
      the aggregate gross unrealized appreciation is $23,855,957 and the aggregate gross unrealized depreciation is $273,728, resulting in net unrealized appreciation of $23,582,229.

<F2>  Currently is a zero coupon bond which will convert to a coupon paying bond at a predetermined date.


The following table summarizes the portfolio composition at December 31, 1995, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

                         Portfolio Composition by Credit Quality
                          AAA..........................    49.1%
                          AA...........................     7.2
                          A............................    14.6
                          BBB..........................    18.7
                          BB...........................     3.9
                          Non-Rated....................     6.5
                                                          ------
                                                          100.0%
                                                          ======

13  See Notes to Financial Statements


                                  Statement of Assets and Liabilities
                                            December 31, 1995
-------------------------------------------------------------------------------------------------------
Assets:
Investments, at Market Value (Cost $248,677,085) (Note 1)..............................  $  272,259,314
Short-Term Investments (Note 1)........................................................       1,800,000
Cash...................................................................................          47,509
Receivables:
  Interest.............................................................................       3,827,287
  Fund Shares Sold.....................................................................         220,449
Other..................................................................................           6,986
                                                                                         ---------------
     Total Assets......................................................................     278,161,545
                                                                                         ---------------

Liabilities:
Payables:
  Income Distributions ................................................................         473,881
  Investment Advisory Fee (Note 2).....................................................         239,198
  Fund Shares Repurchased..............................................................          49,791
Accrued Expenses.......................................................................         528,775
                                                                                         ---------------
     Total Liabilities.................................................................       1,291,645
                                                                                         ---------------
Net Assets.............................................................................  $  276,869,900
                                                                                         ===============

Net Assets Consist of:
Paid in Surplus (Note 3)...............................................................  $  258,939,706
Net Unrealized Appreciation on Investments.............................................      23,582,229
Accumulated Distributions in Excess of Net Investment Income (Note 1)..................          (7,423)
Accumulated Net Realized Loss on Investments...........................................      (5,644,612)
                                                                                         ---------------
Net Assets.............................................................................  $  276,869,900
                                                                                         ===============

Maximum Offering Price Per Share:
  Class A Shares:
     Net asset value and redemption price per share (Based on net assets of $226,675,514
     and 12,779,959 shares of beneficial interest issued and outstanding) (Note 3).....  $        17.74

     Maximum sales charge (4.75%* of offering price)...................................             .88
                                                                                         ---------------
     Maximum offering price to public..................................................  $        18.62
                                                                                         ===============

  Class B Shares:
     Net asset value and offering price per share (Based on net assets of $46,795,869
     and 2,639,237 shares of beneficial interest issued and outstanding) (Note 3)......  $        17.73
                                                                                         ===============

  Class C Shares:
     Net asset value and offering price per share (Based on net assets of $3,398,517
     and 191,696 shares of beneficial interest issued and outstanding) (Note 3)........  $        17.73
                                                                                         ===============
*On sales of $100,000 or more, the sales charge will be reduced.

14  See Notes to Financial Statements

                                Statement of Operations
                          For the Year Ended December 31, 1995
----------------------------------------------------------------------------------------------
Investment Income:
Interest.....................................................................  $   17,122,479
                                                                               ---------------

Expenses:
Investment Advisory Fee (Note 2).............................................       1,569,561
Distribution (12b-1) and Service Fees (Allocated to Classes A, B, C and D of
  $567,231, $425,761, $29,106 and $2, respectively) (Note 6) ................       1,022,100
Shareholder Services (Note 2) ...............................................         327,273
Custody (Note 1).............................................................         128,189
Legal (Note 2)...............................................................          48,300
Trustees Fees and Expenses (Note 2)..........................................          43,504
Other........................................................................         187,527
                                                                               ---------------
     Total Expenses..........................................................       3,326,454
     Less: Fees Waived and Expenses Reimbursed ($356,593 and $13,125)........         369,718
           Earnings Credits on Cash Balances (Note 1)........................          26,522
                                                                               ---------------
     Net Expenses............................................................       2,930,214
                                                                               ---------------
Net Investment Income........................................................  $   14,192,265
                                                                               ===============

Realized and Unrealized Gain/Loss on Investments:
Realized Gain/Loss on Investments:
  Proceeds from Sales........................................................  $   65,043,601
  Cost of Securities Sold....................................................     (70,678,682)
                                                                               ---------------
Net Realized Loss on Investments (Including realized loss on futures
  transactions of $4,651,926)................................................      (5,635,081)
                                                                               ---------------
Unrealized Appreciation/Depreciation on Investments:
  Beginning of the Period....................................................      (7,446,092)
  End of the Period..........................................................      23,582,229
                                                                               ---------------
Net Unrealized Appreciation on Investments During the Period.................      31,028,321
                                                                               ---------------
Net Realized and Unrealized Gain on Investments..............................  $   25,393,240
                                                                               ===============

Net Increase in Net Assets from Operations...................................  $   39,585,505
                                                                               ===============

15  See Notes to Financial Statements

                                      Statement of Changes in Net Assets
                               For the Years Ended December 31, 1995 and 1994
---------------------------------------------------------------------------------------------------------
                                                                            Year Ended         Year Ended
                                                                     December 31, 1995  December 31, 1994
---------------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income..............................................  $     14,192,265   $     14,167,689
Net Realized Gain/Loss on Investments..............................        (5,635,081)         1,589,125
Net Unrealized Appreciation/Depreciation on Investments
  During the Period................................................        31,028,321        (31,188,136)
                                                                     -----------------  -----------------
Change in Net Assets from Operations ..............................        39,585,505        (15,431,322)
                                                                     -----------------  -----------------
Distributions from Net Investment Income...........................       (14,259,564)       (14,104,104)
Distributions in Excess of Net Investment Income (Note 1)..........            (7,423)                -0
                                                                     -----------------  -----------------
Distributions from and in Excess of Net Investment Income*.........       (14,266,987)       (14,104,104)
                                                                     -----------------  -----------------
Net Change in Net Assets from Investment Activities................        25,318,518        (29,535,426)
                                                                     -----------------  -----------------
From Capital Transactions (Note 3):
Proceeds from Shares Sold..........................................        27,514,827         45,228,180
Net Asset Value of Shares Issued Through Dividend Reinvestment.....         8,632,984          8,518,915
Cost of Shares Repurchased.........................................       (27,500,706)       (32,797,611)
                                                                     -----------------  -----------------
Net Change in Net Assets from Capital Transactions.................         8,647,105         20,949,484
                                                                     -----------------  -----------------
Total Increase/Decrease in Net Assets..............................        33,965,623         (8,585,942)
Net Assets:

Beginning of the Period............................................       242,904,277        251,490,219
                                                                     -----------------  -----------------
End of the Period (Including undistributed net investment income
  of$(7,423) and $67,299, respectively) ...........................  $    276,869,900   $    242,904,277
                                                                     =================  =================

                                                        Year Ended         Year Ended
                        *Distributions by Class  December 31, 1995  December 31, 1994
                        -------------------------------------------------------------
                        Distributions from and in Excess of Net Investment Income:
                        Class A Shares...........  $   (12,063,809)  $   (12,279,314)
                        Class B Shares...........       (2,062,857)       (1,704,000)
                        Class C Shares...........         (140,285)         (120,704)
                        Class D Shares...........              (36)              (86)
                                                   ----------------  ----------------
                                                   $   (14,266,987)  $   (14,104,104)
                                                   ================  ================

16  See Notes to Financial Statements


                                  Financial Highlights

            The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
------------------------------------------------------------------------------------------------------
                                                                Year Ended December 31
                                         -------------------------------------------------------------
Class A Shares                             1995           1994      1993        1992          1991
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of the Period...........................    $16.081   $18.062      $16.899     $16.373     $15.716
                                              -------   -------      -------     -------     -------
  Net Investment Income...................       .946      .965        1.027       1.074       1.081
  Net Realized and Unrealized Gain/Loss
     on Investments.......................      1.660    (1.985)       1.164        .525        .696
                                              -------   -------      -------     -------     -------
Total from Investment Operations..........      2.606    (1.020)       2.191       1.599       1.777
                                              -------   -------      -------     -------     -------
Less:
  Distributions from and in Excess of Net
     Investment Income (Note 1).........         .950      .961        1.028       1.073       1.080
  Distributions from Net Realized
     Gain on Investments ...............          -0-       -0-          -0-         -0-        .040
                                               ------   -------      -------     -------     -------
Total Distributions.....................         .950      .961        1.028       1.073       1.120
                                               ------   -------      -------     -------     -------
Net Asset Value, End of the Period......      $17.737   $16.081      $18.062     $16.899     $16.373
                                              =======   =======      =======     =======     =======


Total Return*...........................       16.62%    (5.72%)      13.25%      10.09%      11.64%
Net Assets at End of the Period
  (In Millions).........................      $ 226.7   $ 203.2      $ 221.7     $ 153.8     $ 103.1
Ratio of Expenses to Average
  Net Assets* (Annualized) <F1>.........        1.00%      .90%         .71%        .72%        .70%
Ratio of Net Investment Income to
  Average Net Assets* (Annualized)......        5.57%     5.73%        5.80%       6.41%       6.70%
Portfolio Turnover......................       27.66%     7.94%        1.35%       9.87%      48.47%

*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net
  Assets (Annualized) <F1>...............       1.14%     1.17%        1.09%       1.17%       1.26%
Ratio of Net Investment Income to
  Average Net Assets (Annualized)........       5.42%     5.46%        5.41%       5.95%       6.13%

<F1>  Beginning with the year ended December 31, 1995, the Ratios of Expenses to
      Average Net Assets are based upon expense amounts which do not reflect credits earned on overnight cash balances. (Note 1)

17  See Notes to Financial Statements



                                       Financial Highlights (Continued)

                     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
-----------------------------------------------------------------------------------------------
                                                                                    May 1, 1993
                                                           Year          Year  (Commencement of
                                                          Ended         Ended  Distribution) to
                                                   December 31,  December 31,      December 31,
Class B Shares                                             1995          1994              1993
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.........       $16.080      $18.055            $17.460
                                                        -------      -------            -------
  Net Investment Income..........................          .819         .841               .586
  Net Realized and Unrealized Gain/Loss on
     Investments.................................         1.659       (1.985)              .603
                                                        -------      -------            -------
Total from Investment Operations.................         2.478       (1.144)             1.189
Less Distributions from and in Excess of Net
     Investment Income (Note 1)..................          .827         .831               .594
                                                        -------      -------            -------
Net Asset Value, End of the Period...............       $17.731      $16.080            $18.055
                                                        =======      =======            =======


Total Return*....................................        15.72%       (6.39%)           6.81%**
Net Assets at End of the Period (In millions)....       $  46.8      $  37.6            $  27.7
Ratio of Expenses to Average Net
  Assets* (Annualized) <F1>......................         1.75%        1.64%              1.48%
Ratio of Net Investment Income to
  Average Net Assets* (Annualized) ..............         4.81%        4.98%              4.47%
Portfolio Turnover...............................        27.66%        7.94%              1.35%

*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net
Assets (Annualized) <F1>.........................         1.89%        1.90%              1.82%
Ratio of Net Investment Income to
Average Net Assets (Annualized)..................         4.66%        4.71%              4.13%

**Non-Annualized

<F1>  Beginning with the year ended December 31, 1995, the Ratios of Expenses to
      Average Net Assets are based upon expense amounts which do not reflect credits earned on overnight cash balances. (Note 1)

18  See Notes to Financial Statements


                                 Financial Highlights (Continued)

                  The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
-----------------------------------------------------------------------------------------------
                                                                                    May 1, 1993
                                                           Year          Year  (Commencement of
                                                          Ended         Ended  Distribution) to
                                                   December 31,  December 31,      December 31,
Class C Shares                                             1995          1994              1993
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..........      $16.079      $18.045            $17.850
                                                        -------      -------            -------
  Net Investment Income...........................         .812         .850               .325
  Net Realized and Unrealized Gain/Loss on
     Investments..................................        1.665       (1.985)              .208
                                                        -------      -------            -------
Total from Investment Operations..................        2.477       (1.135)              .533
Less Distributions from and in Excess of
  Net Investment Income (Note 1)..................         .827         .831               .338
                                                        -------      -------            -------
Net Asset Value, End of the Period................      $17.729      $16.079            $18.045
                                                        =======      =======            =======

Total Return*.....................................       15.72%       (6.34%)           2.98%**
Net Assets at End of the Period (In millions).....      $   3.4      $   2.2            $   2.1
Ratio of Expenses to Average Net
  Assets* (Annualized) <F1>.......................        1.75%        1.63%              1.54%
Ratio of Net Investment Income to
  Average Net Assets* (Annualized)................        4.76%        4.97%              4.08%
Portfolio Turnover................................       27.66%        7.94%              1.35%

*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net
Assets (Annualized) <F1>..........................        1.90%        1.90%              1.89%
Ratio of Net Investment Income to
Average Net Assets (Annualized)...................        4.61%        4.70%              3.73%

**Non-Annualized

<F1>  Beginning with the year ended December 31, 1995, the Ratios of Expenses to
      Average Net Assets are based upon expense amounts which do not reflect credits earned on overnight cash balances. (Note 1)

19  See Notes to Financial Statements

                           Notes to Financial Statements
                                December 31, 1995
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Van Kampen American Capital Pennsylvania Tax Free Income Fund (the "Fund") is organized as a Pennsylvania trust and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide Pennsylvania investors a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment primarily in a varied portfolio of medium and lower grade municipal securities. The Fund commenced investment operations on May 1, 1987. The distribution of the Fund's Class B and Class C shares commenced on May 1, 1993, and August 13, 1993, respectively. On May 2, 1995, all Class D shareholders redeemed their shares and the class was eliminated. The Fund will no longer offer Class D shares.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation-Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost.

B. Security Transactions-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. As of December 31, 1995, there were no when issued or delayed delivery purchase commitments.

C. Investment Income and Expenses-Interest income and expenses are recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.
  During the year ended December 31, 1995, the Fund's custody fee was reduced by approximately $26,500 as a result of credits earned on overnight cash balances.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported

20

                 Notes to Financial Statements (Continued)
                              December 31, 1995
--------------------------------------------------------------------------------

amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

D. Federal Income Taxes-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.
  The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At December 31, 1995, the Fund had an accumulated capital loss carryforward for tax purposes of $5,644,612, of which $9,531 and $5,635,081 will expire on December 31, 2001 and 2003, respectively. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

E. Distribution of Income and Gains-The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

2. Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Net Assets                                                  % Per Annum
--------------------------------------------------------------------------------
First $500 million.................................................  .600 of 1%
Over $500 million..................................................  .500 of 1%

21

                    Notes to Financial Statements (Continued)
                              December 31, 1995
--------------------------------------------------------------------------------

  Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.
  For the year ended December 31, 1995, the Fund recognized expenses of approximately $75,600 representing VKAC's cost of providing accounting, cash management, legal and certain shareholder services (prior to July, 1995) to the Fund.
  In July, 1995, the Fund began using ACCESS Investor Services, Inc., an affiliate of the Adviser, as the transfer agent of the Fund. For the year ended December 31, 1995, the Fund recognized expenses of approximately $118,400, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.
  Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.
  The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC. The Fund's liability under the deferred compensation and retirement plans at December 31, 1995, was approximately $45,500.
  At December 31, 1995, VKAC owned 100 shares each of Classes B and C.

22

               Notes to Financial Statements (Continued)
                            December 31, 1995
--------------------------------------------------------------------------------

3. Capital Transactions

The Fund has outstanding three classes of common shares, Classes A, B and C. There are an unlimited number of shares of each class without par value authorized. At December 31, 1995, paid in surplus aggregated $209,246,584, $46,293,822 and $3,399,300 for Classes A, B and C, respectively. For the year ended December 31, 1995, transactions were as follows:

                                Shares        Value
--------------------------------------------------------------
Sales:
Class A.......................    1,119,488   $    19,063,890
Class B.......................      432,811         7,360,052
Class C.......................       64,263         1,090,885
Class D.......................          -0-               -0-
                                ------------  ----------------
Total Sales...................    1,616,562   $    27,514,827
                                ============  ================

Dividend Reinvestment:
Class A.......................      429,117   $     7,328,175
Class B.......................       70,444         1,203,406
Class C.......................        5,929           101,400
Class D.......................          -0-                 3
                                ------------  ----------------
Total Dividend Reinvestment...      505,490   $     8,632,984
                                ============  ================

Repurchases:
Class A.......................   (1,402,145)  $   (23,853,016)
Class B.......................     (200,582)       (3,410,196)
Class C.......................      (13,519)         (235,564)
Class D.......................         (112)           (1,930)
                                ------------  ----------------
Total Repurchases.............   (1,616,358)  $   (27,500,706)
                                ============  ================

23

               Notes to Financial Statements (Continued)
                            December 31, 1995
--------------------------------------------------------------------------------

  At December 31, 1994, paid in surplus aggregated $206,707,535, $41,140,560, $2,442,579 and $1,927 for Classes A, B, C and D, respectively. For the year ended December 31, 1994, transactions were as follows:

                                Shares        Value
--------------------------------------------------------------
Sales:
Class A........................    1,647,629   $    28,038,358
Class B........................      919,103        15,718,097
Class C........................       85,268         1,469,806
Class D........................          112             1,919
                                 ------------  ----------------
Total Sales....................    2,652,112   $    45,228,180
                                 ============  ================

Dividend Reinvestment:
Class A........................      444,194   $     7,432,733
Class B........................       59,918           998,687
Class C........................        5,238            87,487
Class D........................          -0-                 8
                                 ------------  ----------------
Total Dividend Reinvestment....      509,350   $     8,518,915
                                 ============  ================

Repurchases:
Class A........................   (1,733,757)  $   (28,705,184)
Class B........................     (177,182)       (2,922,282)
Class C........................      (70,025)       (1,170,145)
Class D........................          -0-               -0-
                                 ------------  ----------------
Total Repurchases..............   (1,980,964)  $   (32,797,611)
                                 ============  ================

24

              Notes to Financial Statements (Continued)
                            December 31, 1995
-------------------------------------------------------------------------------
  Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                    Contingent Deferred
                                                        Sales Charge
Year of Redemption                             Class B                Class C
-------------------------------------------------------------------------------
First..........................................    4.00%                  1.00%
Second.........................................    3.75%                   None
Third..........................................    3.50%                   None
Fourth.........................................    2.50%                   None
Fifth..........................................    1.50%                   None
Sixth..........................................    1.00%                   None
Seventh and Thereafter.........................     None                   None

  For the year ended December 31, 1995, VKAC, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $89,100 and CDSC on the redeemed shares of Classes B and C of approximately $87,700. Sales charges do not represent expenses of the Fund.

4. Investment Transactions

Aggregate purchases and cost of sales of investment securities, excluding short-term notes, for the year ended December 31, 1995, were $75,663,800 and $70,678,682, respectively.

5. Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
  The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on investments. Upon disposition, a realized gain or loss is recognized accordingly.

25


              Notes to Financial Statements (Continued)
                            December 31, 1995
-------------------------------------------------------------------------------
  Summarized below are the specific types of derivative financial instruments used by the Fund.

A. Futures Contracts-A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.
  The fluctuation in market value of the contracts is settled daily through a cash margin account. Realized gains and losses are recognized when the contracts are closed or expire.
  Transactions in futures contracts, each with a par value of $100,000, for the year ended December 31, 1995, were as follows:

                                                                    Contracts
--------------------------------------------------------------------------------
Outstanding at December 31, 1994......................................      300
Futures Opened........................................................      400
Futures Closed........................................................     (700)
                                                                          ------
Outstanding at December 31, 1995......................................       -0-
                                                                          ======

B. Indexed Securities-These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.
  An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. Distribution and Service Plans
The Fund and its shareholders have adopted a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (the "Service Plan," collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
  Annual fees under the Plans of up to .25% of Class A shares and 1.00% each of Class B and Class C shares are accrued daily. Included in these fees for the year ended December 31, 1995, are payments to VKAC of approximately $377,000.

26

                           Independent Auditors' Report
--------------------------------------------------------------------------------
The Board of Trustees and Shareholders of
Van Kampen American Capital Pennsylvania Tax Free Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Pennsylvania Tax Free Income Fund (the "Fund"), including the portfolio of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Pennsylvania Tax Free Income Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                           KPMG Peat Marwick LLP
Chicago, Illinois
February 13, 1996


27

               Funds Distributed by Van Kampen American Capital
--------------------------------------------------------------------------------

GLOBAL AND INTERNATIONAL
  Global Equity Fund
  Global Government Securities Fund
  Global Managed Assets Fund
  Short-Term Global Income Fund
  Strategic Income Fund

EQUITY
Growth
  Emerging Growth Fund
  Enterprise Fund
  Pace Fund
Growth & Income
  Balanced Fund
  Comstock Fund
  Equity Income Fund
  Growth and Income Fund
  Harbor Fund
  Real Estate Securities Fund
  Utility Fund

FIXED INCOME
  Corporate Bond Fund
  Government Securities Fund
  High Income Corporate Bond Fund
  High Yield Fund
  Limited Maturity Government Fund
  Prime Rate Income Trust
  Reserve Fund
  U.S. Government Fund
  U.S. Government Trust for Income

TAX-FREE
  California Insured Tax Free Fund
  Florida Insured Tax Free Income Fund
  High Yield Municipal Fund
  Insured Tax Free Income Fund
  Limited Term Municipal Income Fund
  Municipal Income Fund
  New Jersey Tax Free Income Fund
  New York Tax Free Income Fund
  Pennsylvania Tax Free Income Fund
  Tax Free High Income Fund
  Tax Free Money Fund
  Texas Tax Free Income Fund

THE GOVETT FUNDS
  Emerging Markets Fund
  Global Income Fund
  International Equity Fund
  Latin America Fund
  Pacific Strategy Fund
  Smaller Companies Fund

Ask your investment adviser for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us direct at 1-800-421-5666 weekdays from 7:00 a.m. to 7:00 p.m. Central time.

28

         Van Kampen American Capital Pennsylvania Tax Free Income Fund
--------------------------------------------------------------------------------


Board of  Trustees

J. Miles Branagan
Linda Hutton Heagy
Roger Hilsman
R. Craig Kennedy
Dennis J. McDonnell*
Donald C. Miller - Chairman
Jack E. Nelson
Don G. Powell*
Jerome L. Robinson
Fernando Sisto
Wayne W. Whalen*
William Stewart Woodside

Officers

Don G. Powell*
President and Chief Executive Officer

Dennis J. McDonnell*
Executive Vice President

Ronald A. Nyberg*
Vice President and Secretary

Edward C. Wood III*
Vice President and Chief Financial Officer

Curtis W. Morell*
Vice President and Chief Accounting Officer

John L. Sullivan*
Treasurer

Tanya M. Loden*
Controller

William N. Brown*
Peter W. Hegel*
Robert C. Peck, Jr.*
Alan T. Sachtleben*
Paul R. Wolkenberg*
Vice Presidents

Investment Adviser

Van Kampen American Capital Investment Advisory Corp.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Distributor

Van Kampen American Capital Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Transfer Agent

ACCESS Investor Services, Inc.
P.O. Box 418256
Kansas City, Missouri 64141-9256

Custodian

State Street Bank and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom
333 West Wacker Drive
Chicago, Illinois 60606

Independent Auditors

KPMG Peat Marwick LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1996 All rights reserved.

SM  denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.

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